December 20, 2004

DREYFUS PREMIER MANAGER FUNDS II - DREYFUS PREMIER BALANCED OPPORTUNITY FUND Supplement to the Prospectus dated September 21, 2004, as revised, October 7, 2004

At a meeting of the Board of Trustees of Dreyfus Premier Balanced Opportunity Fund (the “Fund”) held on September 21, 2004, the Board approved the offering of Class A shares at Net Asset Value (NAV) to participants in Mellon Financial Corporation’s Health Savings Account program.